ROULSTON FUNDS

                          Roulston Emerging Growth Fund
                       Roulston International Equity Fund
                              Roulston Growth Fund
                         Roulston Growth and Income Fund
                       Roulston Government Securities Fund


                   Prospectus Supplement dated April 20, 2001
                        To Prospectus dated March 1, 2001



         The capitalized terms used in this Supplement have the meanings assigned to them in the Prospectus.

         The following sentence is added at the end of the first paragraph under the heading "PRINCIPAL STRATEGY" on page 4 of the Prospectus: "The Fund also invests in common stocks of "small cap" growth companies, regardless of their venture capital financing history. Small cap companies are considered by Roulston to be those that, at the time of investment, have market capitalizations similar to companies in the Russell 2000(R) Index.1"

         The following is added as the fourth bullet point under "PRINCIPAL RISKS" on page 4 of the Prospectus: " o securities of smaller companies may involve greater risk than investments in larger, more established companies, including the risks that the stocks of such companies are usually more volatile in price and less liquid."

     Effective April 18, 2001, the portfolio manager for the Emerging Growth Fund, as disclosed on page 5 of the Prospectus, is John A. Karnuta.

     Effective April 18, 2001, the portfolio manager for the International Equity Fund, as disclosed on page 7 of the Prospectus, is Robert P. Goodman.

     Effective April 18, 2001, the portfolio manager for the Growth and Income Fund, as disclosed on page 11 of the Prospectus, is Keith A. Vargo.

         The disclosure under the heading "PORTFOLIO MANAGERS" on page 19 of the Prospectus relating to Howard W. Harpster is hereby deleted.



         The first paragraph under the heading "PORTFOLIO MANAGERS" on page 19 of the Prospectus is replaced with the following:

         Emerging Growth Fund

Since April 18, 2001, the Fund has been managed by John A. Karnuta on a daily basis. The Roulston team support manager for the Fund is Robert P. Goodman.

         International Equity Fund

Since April 18, 2001, the Fund has been managed by Robert P. Goodman on a daily basis. The Roulston team support manager for the Fund is John M. Silvis.

         Growth Fund

         Since March 1, 1999, the Fund has been managed by John A. Karnuta on a daily basis. The Roulston team support manager for the Fund is Keith A. Vargo, since April 18, 2001. Growth & Income Fund Since April 18, 2001, the Fund has been managed by Keith A. Vargo on a daily basis. The Roulston team support manager for the Fund is John A. Karnuta. Government Securities Fund

         Since April 1, 1999, the Fund has been managed by Robert P. Goodman on a daily basis. The Roulston team support manager for the Fund is Randy
         S. Schneider, since April 18, 2001.

The following disclosure is added at the end of page 19 of the Prospectus:

         John M. Silvis

          Mr. Silvis joined Roulston as Manager of Portfolio Operations in 2000. Prior to joining Roulston, he held the position of Portfolio Manager with National City Corporation since 1997, and from 1994 to 1997, Mr. Silvis worked in Trust Operations with Mellon Bank. Mr. Silvis holds an MBA from Baldwin-Wallace University and a Bachelors degree from The Pennsylvania State University.

         Randy S. Schneider

         Mr. Schneider joined Roulston as Vice President and as an Investment Officer in 1999. Prior to joining Roulston and since 1997, Mr. Schneider worked for Prudential Funding Corporation as a Money Market Risk Manager, responsible for managing its $12 Billion commercial paper portfolio. Prior thereto, and since 1994, he traded government and agency securities for First Union Bank, Banc One Investment Advisors, and NatCity Investments. He earned a Bachelor's degree from St. Michael's College in Vermont.

         The disclosure under the heading "Prior Performance" on page 20 of the Prospectus is hereby deleted.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE


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         1 The Russell 2000(R) Index is a registered service mark of The Frank
Russell Company, which does not sponsor and is in no way affiliated with the Fund.